SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 3, 2008 (December 29, 2007)

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010
(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 106, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 Financial Information

Item 2.02	Results of Operations and Financial Condition

On January 2, 2008, Phoenix Footwear Group, Inc. issued a press release announcing the sale of its wholly owned subsidiary, Altama Delta Corporation, and commenting on the operating results it expects to report for the fourth quarter ended December 29, 2007 and financial guidance for the full year ending January 3, 2009. A copy of Phoenix Footwear Group, Inc.’s press release is attached as Exhibit 99.1 to this current report on Form 8-K.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Section 7 Regulation FD

Item 7.01	Regulation FD Disclosure

On January 2, 2008, Phoenix Footwear Group, Inc. issued a press release announcing the sale of its wholly owned subsidiary, Altama Delta Corporation, and commenting on the operating results it expects to report for the fourth quarter ended December 29, 2007 and financial guidance for the full year ending January 3, 2009. A copy of Phoenix Footwear Group, Inc.’s press release is attached as Exhibit 99.1 to this current report on Form 8-K.

The information furnished pursuant to this Item 7.01 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Section 9 Financial Statement and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued January 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: January 3, 2008	/s/ Scott Sporrer
	Name:	Scott Sporrer
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued January 2, 2008